Exhibit 10.10.3

RESOLUTION A03-20
ACCESS ANYTIME BANCORP, INC.
(the “Company”)

AMENDMENT NO. 3
TO THE
ACCESS ANYTIME BANCORP, INC.
NON-EMPLOYEE DIRECTOR RETAINER PLAN

This Amendment No. 3 is made by Access Anytime Bancorp, Inc. (the “Company”) to be effective as of July, 1, 2003.

WHEREAS, the Access Anytime Bancorp, Inc. Non-Employee Director Retainer Plan (the “Plan”) was approved by the Company’s shareholders on May 30, 1997, and became effective on that date; and

WHEREAS, Amendment No. 1 to the Plan, providing that non-employee directors of subsidiaries or affiliates may be participants in the Plan, was approved by the Company’s shareholders on April 26, 2001, and became effective on that date; and

WHEREAS, Amendment No. 2 to the Plan, (1) providing that non-employee directors of an Approved Subsidiary have the option to elect not to participate in the Plan and therefore receive all of their Compensation in cash, and (2) clarifying that the Plan does not award fractional Stock Units was executed on July 1, 2003; and

WHEREAS, the Company reserves the right to amend the Plan pursuant to Section 6.4, including the right to make non-material amendments to the Plan that do not require approval of the Company’s shareholders; and

WHEREAS, the Company desires to amend the Plan to provide that the Board of Directors of the Company (the “Board”) may suspend the Plan from time-to-time and provide that, until further action by the Board, all Compensation shall be payable only in cash to all eligible Participants in the Plan, i.e. all of the non-employee directors of the Company and any Approved Subsidiary.

NOW THEREFORE, the Company hereby amends the Plan as follows:

1.                                       Section II of the Plan is amended by adding the following sentence to the end of the section:

Notwithstanding anything to the contrary in the Plan, the Board reserves the right to suspend, from time-to-time, the award of Stock Units under the Plan so that Compensation is payable solely in cash and no awards of Stock Units shall be made under the Plan until the Board declares otherwise.

2.                                       Capitalized terms used and not otherwise defined in this Amendment No. 3 shall have the meanings set forth in the Plan.

IN WITNESS WHEREOF, Access Anytime Bancorp, Inc. has caused this Amendment No. 3 to the Non-Employee Director Plan to be executed by an authorized officer and to be effective as of July 1, 2003.

ACCESS ANYTIME BANCORP, INC.

(Seal)

		By	/s/ Norman R. Corzine
		Name:	Norman R. Corzine
		Title:	Chairman of the Board
Attest:	/s/ Kathy Allenberg
Kathy Allenberg, Corporate Secretary